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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported):    December 6, 2000 (November 22, 2000)
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                            Verso Technologies, Inc.
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             (Exact name of registrant as specified in its charter)



       Minnesota                       0-22190                      41-1484525
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    (State or other            (Commission File Number)           (IRS Employer
     jurisdiction of                                               Identification
     incorporation)                                                Number)


400 Galleria Parkway, Suite 300, Atlanta, Georgia                      30326
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:   (678) 589-3500
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Item 2.  Acquisition or Disposition of Assets.

         On November 22, 2000, Verso Technologies, Inc., a Minnesota corporation (the "Company"), consummated the merger (the "Merger") of MCLICK Acquisition Corporation, a Delaware corporation and a second-tier, wholly-owned subsidiary of the Company ("MCLICK"), with and into MessageClick, Inc., a Delaware corporation ("MessageClick"), whereby MessageClick became a second-tier, wholly-owned subsidiary of the Company pursuant to that certain Agreement and Plan of Merger dated as of October 31, 2000 by and among the Company, MCLICK and MessageClick, as amended by the First Amendment thereto dated as of November 9, 2000, and as further amended by the Second Amendment thereto dated as of November 10, 2000 (as so amended, the "Merger Agreement").

         Pursuant to the Merger Agreement, the issued and outstanding shares of MessageClick's preferred stock, designated as Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, each with a par value of $.01 per share ("Preferred Stock"), other than the shares of Preferred Stock with respect to which dissenters' rights have been perfected and the shares of Preferred Stock held by the Company, its subsidiaries, or MessageClick, were converted into the right to receive the following: (i) an aggregate of 1,191,341 shares of the Company's common stock, par value $.01 ("Common Stock") (248,139 shares of which are being held in escrow to satisfy certain indemnification claims that the Company may make), plus cash in lieu of any fractional shares; (ii) cash consideration in an aggregate amount of $5,000; and (iii) warrants to purchase an aggregate of 177,901 shares of Common Stock, which warrants may be exercised from time to time at any time after their issuance until November 22, 2005 at an initial exercise price of $4.03 per share (together with the consideration described in clauses (i) and (ii), the "Merger Consideration"). In addition, the Company issued 214,582 shares of Common Stock to satisfy certain amounts owing by MessageClick. In accordance with MessageClick's certificate of incorporation, none of the outstanding shares of common stock of MessageClick was entitled to receive any portion of the Merger Consideration, and, hence, such shares were cancelled by operation of law upon the consummation of the Merger pursuant to the terms of the Merger Agreement.

         Pursuant to the Registration Rights Agreement dated November 22, 2000, between the Company and the holders of the Preferred Stock entitled to receive the Merger Consideration, the Common Stock issued and issuable in connection with the Merger is entitled to certain "piggy-back" registration rights.

         In addition, the holders of the Preferred Stock entitled to receive the Merger Consideration may receive (i) an aggregate of $3,000,000 payable in shares of Common Stock if the MessageClick business achieves certain revenue levels for the calendar year ending December 31, 2001; and (ii) an aggregate of 179,901 shares of Common Stock if the Company receives certain investment commitments by no later than December 31, 2000 (collectively, the "Contingent Consideration").

         The Merger Consideration and the Contingent Consideration were determined as a result of negotiations between the Company and MessageClick, and the Merger was approved by the boards of directors of the Company, MessageClick and MCLICK and by the stockholders of


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MessageClick. Prior to the Merger, neither the Company nor any of its affiliates, directors or officers, nor any associate of any such director or officer, had any relationship with MessageClick, except that the Company purchased 3,000,000 shares of MessageClick's Series E Preferred Stock for an aggregate purchase price of $1,800,000 prior to the Merger. In addition, on November 10, 2000, the Company loaned MessageClick $200,000 pursuant to a 90-day promissory note.

         The description contained herein of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement and the amendments thereto which have been filed as Exhibits 2.1, 2.2 and 2.3 to this Report.

         The securities issued in connection with the Merger were issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption in Section 4(2) of the Securities Act.

Item 5.  Other Events

         On November 22, 2000, the Company issued and sold to certain investors the Company's 7.50% Convertible Debentures in an aggregate principal amount of $4,500,000 due November 22, 2005 (the "Debentures") and warrants to purchase up to 1,000,000 shares of Common Stock (the "Warrants") pursuant to that certain Convertible Debenture and Warrant Purchase Agreement (the "Purchase Agreement") dated as of October 31, 2000 between the Company and the investors signatory thereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

         The Debentures obligate the Company to pay the principal amount of $4,500,000 by November 22, 2005, or at such earlier time as the Debentures are required or permitted to be repaid pursuant to their terms, and interest on the unpaid principal amount at a rate of 7.50% per annum, payable in arrears. The Debentures may be converted, at the option of the holder of such Debenture or, under certain circumstances, the Company into shares of Common Stock at an initial conversion price of $4.50, subject to adjustment according to the terms of the Debentures.

         Each Purchaser also purchased a Warrant to purchase a number of shares of Common Stock initially equal to the initial number of shares of Common Stock into which such Purchaser's Debenture is convertible. Each Warrant is immediately exercisable at an initial exercise price of $7.50 per share of Common Stock (subject to adjustment according to the terms of the Warrants) and terminates on November 22, 2005.

         Pursuant to the Registration Rights Agreement dated as of November 22, 2000, between the Company and the Purchasers, the shares of Common Stock issuable or issued upon the conversion of the Debentures and the Warrants are entitled to certain "piggy-back" registration rights.

         The description contained herein of the Purchase Agreement, the Debentures, the Warrants and the Registration Rights Agreement is qualified in its entirety by reference to the full text of such documents which are filed as Exhibits 4.4, 4.5, 4.6 and 4.7 to this report.


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         The securities issued pursuant to the Purchase Agreement were issued without registration under the Securities Act in reliance upon the exemption in Rule 506 of Regulation D promulgated pursuant to Section 4(2) of the Securities Act.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) - (b) Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information will be filed by amendment to this Report not later than sixty (60) days after the due date of this Report.

         (c)      Exhibits.
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                  2.1      Agreement and Plan of Merger dated October 31, 2000
                           between the Company, MessageClick and MCLICK (the "Merger Agreement"). (Certain of the exhibits and schedules to the Agreement and Plan of Merger have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request).

                  2.2 First Amendment to the Agreement and Plan of Merger dated November 9, 2000 between the Company, MCLICK and MessageClick.

                  2.3 Second Amendment to the Agreement and Plan of Merger dated November 10, 2000 between the Company, MCLICK and MessageClick.

                  4.1 Warrant issued in connection with the Merger Agreement (the form of which is included as an exhibit to Merger Agreement filed herewith).

                  4.2 Registration Rights Agreement entered into in connection with the Merger Agreement (the form of which is included as an exhibit to Merger Agreement filed herewith).

                  4.3 Escrow Agreement entered into in connection with the Merger Agreement (the form of which is included as an exhibit to Merger Agreement filed herewith).

                  4.4 Convertible Debenture and Warrant Purchase Agreement dated October 31, 2000 between the Company and the Purchasers (the "Purchase Agreement").

                  4.5 7.5% Convertible Debenture issued in connection with the Purchase Agreement (the form of which is included as an exhibit to the Purchase Agreement filed herewith).


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                  4.6      Warrant issued in connection with the Purchase
                           Agreement (the form of which is included as an exhibit to the Purchase Agreement filed herewith).

                  4.7 Registration Rights Agreement entered into in connection with the Purchase Agreement (the form of which is included as an exhibit to the Purchase Agreement filed herewith).

                  99.1     Press Release dated November 3, 2000.

                  99.2     Press Release dated November 24, 2000.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    VERSO TECHNOLOGIES, INC.



                                    By:  /s/ Juliet M. Reising
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                                            Juliet M. Reising
                                            Executive Vice-President and Chief
                                             Financial Officer


Dated:  December 6, 2000


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                                  EXHIBIT INDEX
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2.1      Agreement and Plan of Merger dated October 31, 2000 between the
         Company, MessageClick and MCLICK (the "Merger Agreement").

2.2 First Amendment to the Agreement and Plan of Merger dated November 9, 2000 between the Company, MCLICK and MessageClick.

2.3 Second Amendment to the Agreement and Plan of Merger dated November 10, 2000 between the Company, MCLICK and MessageClick.

4.1 Warrant issued in connection with the Merger Agreement (the form of which is included as an exhibit to Merger Agreement filed herewith).

4.2 Registration Rights Agreement entered into in connection with the Merger Agreement (the form of which is included as an exhibit to Merger Agreement filed herewith).

4.3 Escrow Agreement entered into in connection with the Merger Agreement (the form of which is included as an exhibit to Merger Agreement filed herewith).

4.4 Convertible Debenture and Warrant Purchase Agreement dated October 31, 2000 between the Company and the Purchasers (the "Purchase Agreement").

4.5 7.5% Convertible Debenture issued in connection with the Purchase Agreement (the form of which is included as an exhibit to the Purchase Agreement filed herewith).

4.6 Warrant issued in connection with the Purchase Agreement (the form of which is included as an exhibit to the Purchase Agreement filed herewith).

4.7 Registration Rights Agreement entered into in connection with the Purchase Agreement (the form of which is included as an exhibit to the Purchase Agreement filed herewith).

99.1     Press Release dated November 3, 2000.

99.2     Press Release dated November 24, 2000.
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